UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 1, 2010

(Date of earliest event reported)

Union First Market Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-20293	80-0463989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Virginia Street, Suite 200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 327-7500

Union Bankshares Corporation

211 North Main Street

Bowling Green, Virginia 22427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2010, pursuant to the terms and conditions of the First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009 (the “Merger Agreement”), between Union Bankshares Corporation (“UBSH”) and First Market Bank, FSB (“FMB”), UBSH entered into a registration rights agreement (the “Registration Rights Agreement”) with the shareholders of FMB pursuant to which UBSH is required to use its best efforts to register under the Securities Act of 1933, as soon as practicable, all of the shares of its common stock issued to the FMB shareholders pursuant to the Merger Agreement.

Pursuant to the Registration Rights Agreement, the FMB shareholders are entitled to certain demand registration rights in connection with any distribution of UBSH common stock pursuant to an underwriting. UBSH has no obligation to register any shares pursuant to a demand registration within the first six months following the effective date of the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the FMB shareholders are also entitled to certain piggyback registration rights if UBSH elects or is required to register any sale of shares of UBSH common stock, other than pursuant to a registration statement filed on Form S-8 or Form S-4.

This description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Exhibit 10.1 to this report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 1, 2010, pursuant to the terms and conditions of the Merger Agreement, UBSH and FMB completed the merger in which FMB merged with and into FMB-UBSH Interim Bank, a wholly-owned subsidiary of UBSH (the “Merger”). In connection with the completion of the Merger, UBSH was renamed “Union First Market Bankshares Corporation” (the “Continuing Corporation”) and FMB-UBSH Interim Bank was renamed “First Market Bank” (the “Continuing Bank”). The Continuing Bank operates as a Virginia chartered commercial banking subsidiary of the Continuing Corporation.

In accordance with the Merger Agreement, each share of common stock and Series A preferred stock of FMB issued and outstanding before the Merger was converted into 6,273.259 shares and 7,757.952 shares, respectively, of the Continuing Corporation’s common stock. Each share of Series B and Series C preferred stock of FMB, which was issued to the U.S. Department of the Treasury (the “Treasury”) in connection with the Capital Purchase Program (the “CPP”) under the Emergency Economic Stabilization Act of 2008, was converted into one share of the Continuing Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B. Shareholders of UBSH continue to hold one share of the Continuing Corporation’s common stock for each share of UBSH common stock held immediately prior to the effective date of the Merger.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to UBSH’s Current Report on Form 8-K filed on June 22, 2009.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Directors. Pursuant to the terms of the Merger Agreement and effective at the time of the Merger, the following former FMB directors were elected to the Continuing Corporation’s board: James E. Ukrop, Steven A. Markel and David J. Fairchild. Such directors will serve until the next annual meeting of shareholders of the Continuing Corporation, at which time they will be nominated for election to the board of directors to serve in one of three respective classes to which they will be assigned. James E. Ukrop is expected to serve on the Nominating Committee and Steven A. Markel is expected to serve on the Executive Committee of the board of directors.

Executive Officers. Pursuant to the Merger Agreement and effective at the time of the Merger, former FMB Chief Executive Officer, David J. Fairchild, was appointed as President of the Continuing Corporation. Former President and Chief Executive Officer of UBSH, G. William Beale, continues as Chief Executive Officer of the Continuing Corporation.

In connection with the Merger, UBSH entered into employment and management continuity agreements with Mr. Fairchild which became effective at the closing of the Merger. The following description of the employment and management continuity agreements does not purport to be complete and is qualified in its entirety by reference to such agreements, which are attached hereto as Exhibits 10.2 and 10.3, respectively.

Employment Agreement. The employment agreement with Mr. Fairchild, which has an initial term of two years, provides that beginning on the second day of the employment period, and on each day thereafter, the term will automatically be extended an additional day, unless prior to the extension either party gives written notice that the employment term will not be extended. Throughout the term of Mr. Fairchild’s employment, he will be paid a minimum annual base salary of $265,000, which may be increased or decreased (but not below the minimum amount) in the sole discretion of the board of directors of the Continuing Corporation. In addition, he may be entitled to receive annual cash bonus payments and may be entitled to participate in the Continuing Corporation’s stock incentive plan, each as determined by the respective terms of the plans. Mr. Fairchild will also be entitled to participate in the Continuing Corporation’s benefit plans at levels similar to other senior officers. The Continuing Corporation may terminate Mr. Fairchild’s employment at any time for “cause” (as defined in the employment agreement) without incurring any additional obligations to him. If the Continuing Corporation terminates Mr. Fairchild’s employment for any reason other than for cause (excluding a termination due to Mr. Fairchild’s death or disability) or if Mr. Fairchild terminates his employment for “good reason” (as defined in the employment agreement), the Continuing Corporation will generally be obligated to continue to provide Mr. Fairchild salary continuation payments at a rate equal to his then-current base salary and certain health and welfare benefits for two years following the date of termination. The Continuing Corporation’s obligation to provide Mr. Fairchild salary continuation payments and health and welfare benefits may terminate prior to the second anniversary of Mr. Fairchild’s termination of employment if he accepts new employment, subject to the non-competition restrictions discussed below. Mr. Fairchild will be subject to a one-year noncompetition restriction and a two-year nonsolicitation restriction following the termination of his employment for any reason.

Management Continuity Agreement. The management continuity agreement with Mr. Fairchild will continue in perpetuity unless notice is given by the Continuing Corporation of its intent to terminate the agreement. The Continuing Corporation, however, may not terminate the agreement before December 31, 2011. In the event that there is a “change in control” (as defined in the management continuity agreement) of the Continuing Corporation, Mr. Fairchild’s employment agreement will automatically terminate and the management continuity agreement will govern the terms of Mr. Fairchild’s employment. Under the terms of the management continuity agreement, the Continuing Corporation or its successor is required to continue to employ Mr. Fairchild for a term of three years after the date of a change in control, with the same authority, compensation and benefits that are at least the same as those he received immediately prior to the change in control. Mr. Fairchild would receive a base salary that is at least equal to the salary paid to him in the year immediately prior to a change in control and bonuses at least equal to the annual bonus paid to him prior to the change in control. If Mr. Fairchild’s employment is terminated during the initial three-year term of the management continuity agreement, he will be entitled to payments not later than the first day of the seventh month after the date of termination as described below.

•

If Mr. Fairchild’s employment is terminated due to his death he will receive payment of (i) any “accrued obligations” (as defined in the management continuity agreement); (ii) 24 months of continued health and welfare coverage (the “welfare continuance”) for his spouse and other dependents; and (iii) all other health and retirement benefits pursuant to the terms of any applicable plan or arrangement in which he participates.

•

If Mr. Fairchild’s employment is terminated due to his “disability” (as defined in the management continuity agreement) he will receive payment of (i) any accrued obligations and six months base salary; (ii) the welfare continuance; and (iii) all disability and retirement benefits pursuant to the terms of any applicable plan or arrangement in which he participates.

•

If Mr. Fairchild’s employment is terminated for “cause” (as defined in the management continuity agreement) or he terminates his employment without “good reason” (as defined in the management continuity agreement), he will receive payment of his base salary through his termination date.

•

If Mr. Fairchild’s employment is terminated without cause, he terminates his employment for good reason or he terminates his employment during a specified “window period” following a change in control, he will receive the following payments:

•	the accrued obligations;

•

a lump sum cash payment equal to two times his base salary at the rate then in effect, plus the highest annual bonus paid or payable for the two most recently completed years plus any amounts contributed by him under any salary deferral arrangement; and

•	the welfare continuance benefit.

Mr. Fairchild will also be entitled to a tax gross up payment should any of the payments described above be subject to the special “golden parachute” excise taxes imposed by Section 4999 of the Internal Revenue Code. The amount of any gross up payment will be such that Mr. Fairchild will receive an after-tax amount equal to the amount he would have received absent the imposition of all taxes.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation. Pursuant to the terms of the Merger Agreement and effective as of the Merger, UBSH filed Articles of Amendment to its Articles of Incorporation to change the name of the corporation to Union First Market Bankshares Corporation and to authorize the creation, out of the authorized and unissued shares of preferred stock of the corporation, of a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series B” (the “Series B Preferred Stock”). Pursuant to the Merger Agreement, the 35,595 authorized shares of Series B Preferred Stock were exchanged for the Series B and Series C preferred stock of FMB issued to the Treasury in connection with FMB’s participation in the CPP. Such shares will pay cumulative dividends at a rate of 5.19048% but will otherwise have substantially identical rights, preferences and limitations as the FMB Series B and Series C preferred stock. A copy of the Articles of Incorporation of the Continuing Corporation, as amended, is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Amendment to Bylaws. Pursuant to the terms of the Merger Agreement and effective as of the Merger, UBSH amended its Bylaws to provide that the Continuing Corporation will be governed by a board of directors comprised of thirteen directors, of which ten will be former directors of UBSH, one will be the former FMB chief executive officer, David J. Fairchild, and the remaining two will be former members of the board of directors of FMB, James E. Ukrop and Steven A. Markel. The directors will be split as equally as possible among the three classes of the board of directors of the Continuing Corporation.

From and after the effective date of the Merger through the third anniversary of the effective date, all vacancies on the board of directors of the Continuing Corporation created by the cessation of service of a former UBSH director will be filled by a nominee proposed to the nominating committee of the board of directors of the Continuing Corporation by a majority of the remaining UBSH directors, and all vacancies on the board of directors of the Continuing Corporation created by the cessation of service of a former FMB director shall be filled by a nominee proposed to the nominating committee of the board of directors of the Continuing Corporation by the FMB directors.

See Item 5.02 of this report for more information on the Continuing Corporation’s board of directors. A copy of the Bylaws of the Continuing Corporation, as amended, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, by and between Union Bankshares Corporation and First Market Bank, FSB (incorporated by reference to UBSH’s Current Report on Form 8-K filed on June 22, 2009).

3.1	Articles of Incorporation of Union First Market Bankshares Corporation, as amended February 1, 2010.

3.2	Bylaws of Union First Market Bankshares Corporation, as amended February 1, 2010.

10.1	Registration Rights Agreement, February 1, 2010, by and among Union First Market Bankshares Corporation and the shareholders of First Market Bank, FSB.

10.2	Employment Agreement, dated June 19, 2009, by and between Union First Market Bankshares Corporation and David J. Fairchild.

10.3	Management Continuity Agreement, dated June 19, 2009, by and between Union First Market Bankshares Corporation and David J. Fairchild.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

By:	/s/ D. ANTHONY PEAY
D. Anthony Peay Executive Vice President and Chief Financial Officer

Date: February 5, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, by and between Union Bankshares Corporation and First Market Bank, FSB (incorporated by reference to UBSH’s Current Report on Form 8-K filed on June 22, 2009).

3.1	Articles of Incorporation of Union First Market Bankshares Corporation, as amended February 1, 2010.

3.2	Bylaws of Union First Market Bankshares Corporation, as amended February 1, 2010.

10.1	Registration Rights Agreement, February 1, 2010, by and among Union First Market Bankshares Corporation and the shareholders of First Market Bank, FSB.

10.2	Employment Agreement, dated June 19, 2009, by and between Union First Market Bankshares Corporation and David J. Fairchild.

10.3	Management Continuity Agreement, dated June 19, 2009, by and between Union First Market Bankshares Corporation and David J. Fairchild.